Exhibit 10.36

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT (this “Amendment”), entered into as of October 15, 2019, among VELOCITY FINANCIAL, LLC, a Delaware limited liability company (“Parent”), VELOCITY COMMERCIAL CAPITAL, LLC, a California limited liability company (the “Borrower”), VELOCITY COMMERCIAL RESOURCES, LLC, a California limited liability company (the “Guarantor”), the Lenders party hereto and OWL ROCK CAPITAL CORPORATION (“Owl Rock”), in its capacities as the Administrative Agent and the Collateral Agent.

RECITALS:

A.    Parent, the Borrower, the other Guarantors party thereto from time to time, the Lenders party thereto from time to time and Owl Rock, in its capacities as the Administrative Agent and the Collateral Agent, are parties to that certain Credit Agreement, dated as of August 29, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B.    Parent, the Borrower, the other Grantors (as defined therein) from time to time party thereto and Owl Rock, in its capacity as the Collateral Agent, are parties to that certain Security Agreement, dated as of August 29, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

C.    On October 10, 2019, the Borrower and the other Persons party thereto entered into the Amended and Restated Limited Liability Company Agreement of VCC Mortgage Securities, LLC in the form of Exhibit A (the “A&R VMS LLC Agreement”), and on such date the A&R VMS LLC Agreement became effective, and amended and restated the Limited Liability Company Agreement of VCC Mortgage Securities, LLC dated January 26, 2011, in accordance with the terms of the A&R VMS LLC Agreement.

D.    Holdings, the Borrower and the Guarantor have requested that (i) the Required Lenders agree to amend certain provisions of the Credit Agreement and (ii) Owl Rock, in its capacity as the Collateral Agent, agree to amend certain provisions of the Security Agreement, each as provided for herein.

E.    The Required Lenders are willing to agree to such amendment relating to the Credit Agreement and Owl Rock, in its capacity as the Collateral Agent, is willing to agree to such amendment relating to the Security Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Definitions. Except as otherwise defined in this Amendment, each term defined in the Credit Agreement is used herein as defined therein.

SECTION 2.    Amendment. Effective as of the Amendment Effective Date (as defined below):

(a)    Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the following new definitions thereto in the proper alphabetical order:

“Amendment No. 1” means Amendment No. 1 to Credit Agreement and Security Agreement, entered into as of October 15, 2019, among Parent, the Borrower, the Guarantors party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

“Amendment No. 1 Effective Date” has the meaning assigned to the term “Amendment Effective Date” in Amendment No. 1.

(b)    The definition of the term “Securitization Depositor Entity” in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by replacing the text “(as in effect on the Closing Date)” therein with the text “(as in effect on the Amendment No. 1 Effective Date)”.

(c)    Clause (ii)(B) of Section 5.03 (Governmental Authorization; Other Consents) of the Credit Agreement is hereby amended by replacing the text “solely in the case of clause (d) with respect to the Equity Interests in VCC Mortgage Securities, which are specified in the Limited Liability Company Agreement of VCC Mortgage Securities” therein with the text “[reserved]”.

(d)    Section 6.17 (New Securitization Depositor Entity) of the Credit Agreement is hereby amended by replacing the text “after the Closing Date” with the text “after October 15, 2019”.

(e)    Clause (e) of Section 2.03 (Representations, Warranties and Covenants) of the Security Agreement is hereby amended by deleting the text “(or, with respect to the Equity Interests of VCC Mortgage Securities, the Limited Liability Company Agreement of VCC Mortgage Securities)” therein.

SECTION 3.    Representations and Warranties. Each of the Loan Parties represents and warrants to Owl Rock, in its capacities as the Administrative Agent and the Collateral Agent, and the Lenders that, as of the date of this Amendment and as of the Amendment Effective Date:

(a)    The representations and warranties set forth in each Loan Document are true and correct in all material respects with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date and except that such materiality qualifier shall not be applicable to any representation and warranty that is already qualified by materiality.

(b)    At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4.    Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of 12:01 a.m. (New York City time) on the date (such date, the “Amendment Effective Date”) that Owl Rock, in its capacities as the Administrative Agent and the Collateral Agent, shall have received counterparts of this Amendment executed by Holdings, the Borrower, the Guarantor, the Lenders party to the Credit Agreement constituting Required Lenders and Owl Rock, in its capacities as the Administrative Agent and the Collateral Agent.

SECTION 5.    Confirmation of Loan Documents. Each of Parent, the Borrower and the Guarantor, on behalf of itself and each other Loan Party, hereby confirms that each Loan Document to which any Loan Party is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of all “Obligations” under each of the Loan Documents to which any Loan Party is a party (in each case, as such terms are defined in the applicable Loan Document). Each of Parent, the Borrower and the Guarantor, on behalf of itself and each other Loan Party, acknowledges and agrees that any of the Loan Documents to which any Loan Party is a party or otherwise bound shall continue in full force and effect and that all of such Loan Party’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

SECTION 6.    Miscellaneous.

(a)    On and after the date hereof, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Amendment and (ii) each reference in the Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Security Agreement, and each reference in the other Loan Documents to the “Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Security Agreement shall mean and be a reference to the Security Agreement after giving effect to this Amendment. This Amendment shall be deemed to be a Loan Document for all purposes.

(b)    Except as specifically modified or waived by this Amendment, the Credit Agreement, the Security Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or any Lender under, the Credit Agreement, the Security Agreement or any of the other Loan Documents, except as specifically provided herein.

(c)    By their execution of this Amendment, each of the Lenders party hereto hereby authorizes and directs the Administrative Agent and the Collateral Agent to execute this Amendment.

(d)    This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 4 hereof. Delivery of an executed signature page to this Amendment by facsimile (or other electronic) transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

(e)    This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

(f)    The provisions of Sections 1.02 (Other Interpretive Provisions), 1.05 (References to Agreements, Laws, Etc.), 10.15 (GOVERNING LAW) and 10.16 (WAIVER OF RIGHT TO TRIAL BY JURY) of the Credit Agreement are incorporated herein, mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their proper and duly authorized officers as of the day and year first above written.

VELOCITY FINANCIAL, LLC,
as Parent

By:	/s/ Christopher D. Farrar
	Name:	Christopher D. Farrar
	Title:	Chief Executive Officer

VELOCITY COMMERCIAL CAPITAL, LLC,
as the Borrower

By:	/s/ Christopher D. Farrar
	Name:	Christopher D. Farrar
	Title:	Chief Executive Officer

VELOCITY COMMERCIAL RESOURCES, LLC, as
the Guarantor

By:	/s/ Christopher D. Farrar
	Name:	Christopher D. Farrar
	Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Credit Agreement and Security Agreement]

OWL ROCK CAPITAL CORPORATION,
as the Administrative Agent, the Collateral Agent and a
Lender

By:	/s/ Alexis Maged
	Name:	Alexis Maged
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement and Security Agreement]

ORCC II FINANCING LLC,
as a Lender

By:	/s/ Alan Kirshenbaum
	Name:	Alan Kirshenbaum
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement and Security Agreement]